24(b)(14)(a)

                                POWER OF ATTORNEY

     I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 12, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Marc Costantini                     Director                   5/12/09
-------------------------------------
Marc Costantini

                                POWER OF ATTORNEY

     I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
May 13, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Steven A. Finch                     Director                 May 13, 2009
-------------------------------------
Steven A. Finch

                                POWER OF ATTORNEY

     I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 14, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Ruth Ann Fleming                    Director                    5/14/09
-------------------------------------
Ruth Ann Fleming

                                POWER OF ATTORNEY

     I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 12, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ William P. Hicks III                Director                   5.12.09
-------------------------------------
William P. Hicks III

                                POWER OF ATTORNEY

     I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 12, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Katherine MacMillan                 Director                 May 12/2009
-------------------------------------
Katherine MacMillan

                                POWER OF ATTORNEY

     I, Ronald J. McHugh, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 12, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Ronald J. McHugh                    Director              May 12, 2009
-------------------------------------
Ronald J. McHugh

                                POWER OF ATTORNEY

     I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 14, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Neil M. Merkl                       Director                   5/14/09
-------------------------------------
Neil M. Merkl

                                POWER OF ATTORNEY

     I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 13, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Bradford J. Race, Jr.               Director                   5/13/09
-------------------------------------
Bradford J. Race, Jr.

                                POWER OF ATTORNEY

     I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 12, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Diana Scott                         Director                   5/12/09
-------------------------------------
Diana Scott

                                POWER OF ATTORNEY

     I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 2 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective May 12, 2009 and remains in effect until revoked or revised.

              SIGNATURE                        TITLE                 DATE
-------------------------------------   -------------------   ------------------


/s/ Robert L. Ullmann                   Director              5/12/09
-------------------------------------
Robert L. Ullmann